EXHIBIT 10.25
TELECOMUNICACIONES DE PUERTO RICO, INC.
P. O. Box 360998
San Juan, Puerto Rico 00936-0998
EXECUTION COPY
LETTER WAIVER AND AMENDMENT
Dated as of February 28, 2007
To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to
below and to Citibank, N.A., as agent
(the “Agent”) for the Lenders
Ladies and Gentlemen:
          We refer to the Credit Agreement dated as of February 28, 2006 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver and Amendment have the same meanings as specified in the Credit Agreement.
          The Majority Shareholder entered into a Stock Purchase Agreement on April 2, 2006 with an affiliate of America Movil, S.A. de C.V (“America Movil”), pursuant to which the Majority Shareholder has agreed to sell to such affiliate all of the issued and outstanding shares of common stock of the Borrower owned by it. America Movil has also entered into agreements with each of the other shareholders of the Borrower, pursuant to which each other shareholder has agreed to sell to such affiliate of America Movil all of the issued and outstanding shares of common stock of the Borrower owned by it. Upon the consummation of these transactions (the “Transfer”), America Movil, through its affiliates, will own 100% of the issued and outstanding shares of the Borrower.
          We hereby request that you waive, solely from the period from the date first above written until the consummation of the Transfer, the requirements of Section 6.0l(h) of the Credit Agreement in order to permit the Transfer.
          We hereby further request that you agree to amend, effective as of the consummation of the Transfer, the definition of “Majority Shareholder” in Section 1.01 of the Credit Agreement to read as follows:
     “Majority Shareholder” means, collectively, America Movil, S.A. de C.V and its Affiliates.
          This Letter Waiver and Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver and Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Waiver and Amendment. The effectiveness of this Letter Waiver and Amendment is conditioned upon the accuracy of the factual matters described herein. This Letter Waiver and Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          The Borrower hereby certifies that, as of the date of this Letter Waiver and Amendment, the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of such date and no event has occurred and is continuing that constitutes a Default.
          On and after the effectiveness of this Letter Waiver and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Waiver and Amendment.
          The Credit Agreement and the Notes, as specifically amended by this Letter Waiver and Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver and Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 (fax no. 646 848-7847).
          This Letter Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver and Amendment.
          This Letter Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

TELECOMUNICACIONES DE PUERTO
RICO, INC., as Borrower

By	/s/ Cristina Lambert

Title: President and Chief Executive Officer

PUERTO RICO TELEPHONE COMPANY,
INC., as Guarantor

By	/s/ Cristina Lambert

Title: President and Chief Executive Officer
Agreed as of the date first above written:
CITIBANK, N.A.,
      as Agent and as Lender

By	[ILLEGIBLE]

Title: Vice President

BANCO BILBAO VIZCAYA ARGENTARIA PUERTO RICO

By	[ILLEGIBLE]

Title: Executive Vice President

By	[ILLEGIBLE]

Title: Senior Vice President

BANCO POPULAR DE PUERTO RICO

By	[ILLEGIBLE]

Title: Vice President

By	[ILLEGIBLE]

Title: Vice President

SCOTIABANK DE PUERTO RICO

By	[ILLEGIBLE]

Title: Vice President
By

Title:

BANCO SANTANDER PUERTO RICO

By	[ILLEGIBLE]

Title: Senior Vice President

By	[ILLEGIBLE]

Title: Corporate Credit Officer

MIZUHO CORPORATE BANK (USA)

By	/s/ Raymond Ventura

Name: Raymond Ventura Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By	/s/ Lillian Kim

Title: Lillian Kim Authorized Signatory

CHANG HWA COMMERCIAL BANK LTD.,
NEW YORK BRANCH

By	[ILLEGIBLE]

Title: VP & General Manager

COBANK, ACB

By	[ILLEGIBLE]

Title: Assistant Vice President

THE INTERNATIONAL COMMERCIAL BANK OF CHINA LOS ANGELES BRANCH

By

Title:

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